SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 23, 1999


                       VETERINARY CENTERS OF AMERICA, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     1-10787                   95-4097995
(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)


                        3420 Ocean Park Blvd., Suite 1000
                             Santa Monica, CA 90405
                    (Address of Principal Executive Offices)

                                 (310) 392-9599
                         (Registrant's Telephone Number)



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ITEM 5.  OTHER EVENTS

        Reference is made to Registrant's press release issued on March 23, 1999 which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.


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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 23, 1999                            VETERINARY CENTERS OF AMERICA, INC.



                                          By: /S/ TOMAS W. FULLER
                                              --------------------------------
                                              Tomas W. Fuller
                                              Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBITS                                                          PAGE NUMBER
--------                                                          -----------

99.1         Press Release dated March 23, 1999.